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              SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT


                  THIS SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this "Amendment") is made as of the 24th day of April, 1996, among THE STANLEY WORKS, STANLEY MECHANICS TOOLS, INC. (formerly known as Mac Tools, Inc.) and STANLEY-BOSTITCH, INC. (collectively, the "Sellers"); WACHOVIA BANK OF GEORGIA, N.A. as Agent and as Purchaser; BANQUE NATIONALE DE PARIS, NEW YORK BRANCH, ROYAL BANK OF CANADA and FLEET NATIONAL BANK (together with Wachovia Bank of Georgia, N.A., the "Purchasers").

                                  Background:

                  The Sellers, the Purchasers and the Agent have entered into a certain Receivables Purchase Agreement dated as of December 1, 1993, and amended pursuant to a First Amendment to Receivables Purchase Agreement dated December 20, 1995 (as amended, the "Receivables Purchase Agreement").

                  The Sellers, the Purchasers and the Agent wish to amend the Receivables Purchase Agreement in certain respects, as hereinafter provided.

                  NOW, THEREFORE, the parties hereto agree as follows:

                  SECTION 1. Definitions. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings assigned to them in the Receivables Purchase Agreement.

                  SECTION 2. Amendments. The Receivables Purchase Agreement is hereby amended as set forth in this Section 2.

                  2.1. Amendments to Section 5.11. Section 5.11(a) of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  (a) "Consolidated Cash Flow" means for any fiscal period the sum of (i) consolidated earnings before income taxes of Stanley and its Consolidated Subsidiaries for such fiscal period (including any earnings representing net gain on disposition of assets) before extraordinary items and their tax effects and before income from discontinued operations; (ii) to the extent such amount is greater than zero, (x) consolidated interest expense for Stanley and its Consolidated Subsidiaries for such fiscal period, minus (y) consolidated interest earnings for Stanley and its Consolidated Subsidiaries for such fiscal period; (iii) consolidated depreciation and amortization for Stanley and its Consolidated Subsidiaries for such fiscal period, (iv) for any fiscal period which includes a fiscal quarter in Fiscal Year 1995, restructuring charges of Stanley and its Consolidated Subsidiaries up to an aggregate of $85.5 million in Fiscal Year 1995 to the extent such charges are taken into account in determining consolidated earnings during such fiscal quarter, and (v) for any fiscal period which includes a fiscal quarter in Fiscal Year 1996, restructuring charges of Stanley and its Consolidated Subsidiaries up to an aggregate of $100 million in Fiscal Year 1996 to the extent such charges are taken into account in determining consolidated earnings for such fiscal quarter; and

                  2.2. Amendment to Schedule 2.12. Schedule 2.12 to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Schedule 2.12 to this Amendment.

                  2.3. Amendment to Exhibit A-2. Exhibit A-2 to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit A-2 to this Amendment.

                  SECTION 3. No Other Amendment. Except for the amendments set forth above, the text of the Receivables Purchase Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Receivables Purchase Agreement and this Amendment shall be construed together as a single instrument and any reference to the "Agreement" or any other defined term for the Receivables Purchase Agreement in the Receivables Purchase Agreement, any other Facility Document or any certificate, instrument or other document delivered pursuant thereto shall mean the Receivables Purchase Agreement as amended hereby and as it may be amended, supplemented or otherwise modified hereafter.

                  SECTION 4. Representations and Warranties. The Sellers hereby present and warrant in favor of the Agent and the Purchasers as follows:

                  (a) No Potential Repurchase Event or Repurchase Event under the Receivables Purchase Agreement has occurred and is continuing on the date hereof;

                  (b) The Sellers have the corporate power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them;

                  (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of each of the Sellers and each of this Amendment and the Receivables Purchase Agreement, as amended hereby constitutes the legal, valid and binding obligation of the Sellers enforceable against each of them in accordance with its terms; provided, that the enforceability of each of this Amendment and the Receivables Purchase Agreement as amended hereby is subject to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally; and

                  (d) The execution and delivery of this Amendment and the Sellers' performance hereunder and under the Receivables Purchase Agreement as amended hereby do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Sellers other than those which have already been obtained or given, nor be in contravention of or in conflict with the respective Articles of Incorporation (or equivalent organizational document) or Bylaws of the Sellers, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which any Seller is a party or by which any Seller's assets or properties are or may become bound.

                  SECTION 5. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

                  SECTION 6. Governing Law. This Amendment shall be deemed to be made pursuant to the laws

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of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia and shall be construed, interpreted, performed and enforced in accordance therewith.

                  SECTION 7. Effective Date. This Amendment shall become effective as of the date first set forth above, upon receipt by the Agent from each of the parties hereto of either a duly executed signature page from a counterpart of this Amendment or a facsimile transmission of a duly executed signature page from a counterpart of this Amendment, signed by such party.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        SELLERS:

                                        THE STANLEY WORKS

                                        By:  Richard Huck
                                           -----------------------------------
                                        Its:  Vice President, Finance and
                                            ----------------------------------
                                              Chief Financial Officer
                                            ----------------------------------


                                        STANLEY-BOSTITCH, INC.

                                        By:  Richard Huck
                                           -----------------------------------
                                        Its:  Vice President, Finance
                                            ----------------------------------


                                        STANLEY MECHANICS TOOLS, INC.

                                        By:  Richard Huck
                                           -----------------------------------
                                        Its:  Vice President, Finance
                                            ----------------------------------





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                                        WACHOVIA BANK OF GEORGIA, N.A.
                                        as Agent and as a Purchaser


                                        By:  Terence A. Snellings
                                           -----------------------------------
                                        Title:  Senior Vice President
                                              --------------------------------





















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




                                        BANQUE NATIONALE DE PARIS,
                                        NEW YORK BRANCH, as a Purchaser


                                        By:  Richard L. Sted
                                           -----------------------------------
                                        Title:  Senior Vice President
                                              --------------------------------

                                        and


                                        By:  Sophie Revillard Kaufman
                                           -----------------------------------
                                        Title:  Vice President
                                              --------------------------------

















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



                                        ROYAL BANK OF CANADA,
                                        as a Purchaser


                                        By:  Sheryl L. Greenberg
                                           -----------------------------------
                                        Title:  Manager
                                              --------------------------------




















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



                                        FLEET NATIONAL BANK
                                        purchaser


                                        By:  Paul A. Veiga
                                           -----------------------------------
                                        Title:  Vice President
                                              --------------------------------





















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                                       7

                                 SCHEDULE 2.12

                 Principal Offices, Location of Records, Etc.


A.       Principal Offices and Exclusive Location of Records:

                  The Stanley Works
                  1000 Stanley Drive
                  New Britain, Connecticut  06053
                  Attention:  Director, Corporate Finance

                  Stanley-Bostitch, Inc.
                  Route 2, Briggs Drive
                  East Greenwich, Rhode Island  02818
                  Attention:  Credit Manager

                  Stanley Mechanics Tools, Inc.
                  4635 Hilton Corporate Drive
                  Columbus, Ohio  43232


B.       Federal Employment Identification Numbers:

                  The Stanley Works                           06-0548860

                  Stanley Mechanics Tools, Inc.               06-1017406

                  Stanley-Bostitch, Inc.                      05-0419891



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